UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

Towers Watson & Co.
(Exact name of registrant as specified in its charter)

Delaware	001-34594	27-0676603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
901 N. Glebe Road Arlington, VA	22203
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(703) 258-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 24, 2015, Towers Watson & Co. ("Towers Watson") provided written notice to the New York Stock Exchange (the “NYSE”) that Towers Watson expects to voluntarily delist from the NYSE at the close of trading on March 12, 2015. Towers Watson will continue its listing with The NASDAQ Stock Market (“NASDAQ”), with trading as a single-listed company expected to begin on the next business day, March 13, 2015.  Towers Watson's common stock is already listed on NASDAQ, and will continue to trade under the stock symbol “TW”.

A copy of the press release issued by Towers Watson in connection with its single listing is attached hereto as Exhibit 99, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

99.1	Press Release, dated February 24, 2015, in connection with Towers Watson’s single listing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERS WATSON & CO.
(Registrant)

Date: February 24, 2015
	By:	/s/ Neil D. Falis
	Name:	Neil D. Falis
	Title:	Assistant Secretary

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